Exhibit 10.1

THIRD AMENDMENT TO PURCHASE AGREEMENT

This Third Amendment to Purchase Agreement is made and entered into this ___ day of March, 2008 (the “Third Amendment”), to amend the Second Amendment to Purchase Agreement entered into on January 29, 2008, by and among TEZ Real Estate, LP, a Pennsylvania limited partnership (the “Partnership”), TEZ Management, LLC, a Pennsylvania limited liability company (the “General Partner”), The End Zone, Inc., a Pennsylvania corporation (the “Company”), Vincent Piazza (“Piazza” or the “Shareholder”), the Piazza Family Limited Partnership, a Pennsylvania limited partnership (the “Piazza Family Partnership”), RCI Entertainment (Philadelphia), Inc., a Pennsylvania corporation (the “Purchaser”), Rick’s Cabaret International, Inc., a Texas corporation (“Rick’s”), and RCI Holdings, Inc., a Texas corporation (“RCI”).

R E C I T A L S:

WHEREAS, the Partnership, General Partner, Company, Piazza, Piazza Family Partnership, Purchaser, Rick’s and RCI entered into a Purchase Agreement on October 17, 2007 (the “Purchase Agreement”); and

WHEREAS, the Partnership, General Partner, Company, Piazza, Piazza Family Partnership, Purchaser, Rick’s and RCI executed an Agreement to Amend Purchase Agreement for the sole purpose of extending the Closing Date; and

WHEREAS, the Partnership, General Partner, Company, Piazza, Piazza Family Partnership, Purchaser, Rick’s and RCI executed a Second Amendment to Purchase Agreement dated January 29, 2008 to amend and restate, in its entirety, the Purchase Agreement; and

WHEREAS, the Partnership, General Partner, Company, Piazza, Piazza Family Partnership, Purchaser, Rick’s and RCI now wish to amend the Second Amendment to Purchase Agreement for the sole purpose of extending the Closing Date; and

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement, as amended and restated, unless expressly defined otherwise in this Third Amendment.

2.           Except as otherwise specifically provided herein, all terms and conditions of the Purchase Agreement, as amended and restated, shall apply to the interpretation and enforcement of this Third Amendment as if explicitly set forth herein.

3.           Amendment to Section 2.1 of the Purchase Agreement, as amended and restated.

Purchaser, Rick’s, RCI, Partnership, General Partner, Company, Piazza and Piazza Family Partnership hereby Amend Section 2.1 of the Purchase Agreement in its entirety to read as follows:

“The Closing.  The Closing Date for the transactions contemplated by this Agreement  shall take place on or before March 28, 2008 (the “Closing Date”), at the law offices of Butera, Beausang, Cohen & Brennan, 630 Freedom Business Center, Suite 212, King of Prussia, Pennsylvania  19406, or at such other time and place as agreed upon in writing among the parties hereto (the “Closing”), said time to be of the essence.”

4.           This Third Amendment shall be of no force and effect until receipt and execution of this Third Amendment by Purchaser, Rick’s, RCI, Partnership, General Partner, Company, Piazza and Piazza Family Partnership.  This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

5.           Except as expressly amended hereby, the Purchase Agreement, as amended and restated,  remains in full force and effect.  Any references to the Purchase Agreement, as amended and restated, shall refer to the Purchase Agreement as amended hereby.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment effective as of the date first set forth above.

RICK’S CABARET INTERNATIONAL, INC.

By:	/s/ Eric Langan
Eric Langan, President

RCI HOLDINGS, INC.

By:	/s/ Eric Langan
Eric Langan, President

RCI ENTERTAINMENT (PHILADELPHIA), INC.

By:	/s/ Eric Langan
Eric Langan, President

TEZ REAL ESTATE, LP

By: TEZ Management, LLC, its General Partner

By:	/s/ Vincent Piazza
Vincent Piazza, Manager

TEZ MANAGEMENT, LLC

By:	/s/ Vincent Piazza
Vincent Piazza, Manager

THE END ZONE, INC.

By:	/s/ Vincent Piazza
Vincent Piazza, President

/s/ Vincent Piazza
VINCENT PIAZZA, Individually

THE PIAZZA FAMILY LIMITED PARTNERSHIP

By:	/s/ Vincent Piazza
Vincent Piazza, General Partner